Exhibit (m)(2)(b)


                                   SCHEDULE A

                         EATON VANCE MUTUAL FUNDS TRUST
                              CLASS A SERVICE PLAN


Name of Fund                                                   Adoption Date
------------                                                   --------------
Eaton Vance Government Obligations Fund                        June 23, 1997
Eaton Vance Tax-Managed Growth Fund 1.1                        June 23, 1997
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1              August 11, 1997
Eaton Vance Municipal Bond Fund                                October 17, 1997
Eaton Vance Strategic Income Fund                              October 17, 1997
Eaton Vance Tax-Managed International Growth Fund              March 2, 1998
Eaton Vance Insured Tax-Managed Growth Fund                    June 22, 1998
Eaton Vance Insured Tax-Managed Emerging Growth Fund           June 22, 1998
Eaton Vance Insured Tax-Managed International Growth Fund      June 22, 1998
Eaton Vance Insured High Income Fund                           June 22, 1998
Eaton Vance Tax-Managed Value Fund                             August 16, 1999
Eaton Vance Tax-Managed Young Shareholder Fund                 May 1, 2000
Eaton Vance Floating-Rate High Income Fund                     June 19, 2000
Eaton Vance Tax-Managed Multi-Cap Opportunity Fund             June 19, 2000
Eaton Vance Floating-Rate Fund                                 August 14, 2000
Eaton Vance Tax-Managed Growth Fund 1.2                        March 1, 2001
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2              March 1, 2001
Eaton Vance International Growth Fund                          June 18, 2001
Eaton Vance Equity Research Fund                               August 13, 2001
Eaton Vance Tax-Managed Equity Asset Allocation Fund           December 10, 2001
Eaton Vance Tax-Managed Mid-Cap Core Fund                      December 10, 2001
Eaton Vance Tax-Managed Small-Cap Value Fund                   December 10, 2001
Eaton Vance Low Duration Fund                                  June 18, 2002